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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 8, 2005 (April 7, 2005)

                               SHOPKO STORES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               WISCONSIN                         1-10876                    41-0985054
   (State or other Jurisdictions of     (Commission File Number)         (I.R.S. Employer
    Incorporation or Organization)                                    Identification Number)

                      700 Pilgrim Way                              54304
                   Green Bay, Wisconsin                          (Zip Code)
         (Address of principal executive offices)

        Registrant's telephone number, including area code (920) 429-2211

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MERGER AGREEMENT

On April 8, 2005, ShopKo Stores, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of April 7, 2005 (the "Merger Agreement"), with Badger Retail Holding, Inc. ("Parent") and Badger Acquisition Corp. ("Acquisition Sub"). Parent and Acquisition Sub are entities directly and indirectly owned by an investment group consisting of entities advised by or affiliated with Goldner Hawn Johnson & Morrison Incorporated, a Minneapolis-based private equity firm.

The Merger Agreement contemplates that Acquisition Sub will be merged with and into the Company (the "Merger") and each outstanding share of common stock of the Company will be converted into the right to receive $24.00 per share in cash, without interest.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including among others (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination transactions, (ii) to cause a meeting of the Company's shareholders to be held to consider the adoption of the Merger Agreement and (iii) subject to certain exceptions, for the Company's board of directors to recommend that the Company's shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement.

Consummation of the Merger is subject to various customary conditions, including adoption of the Merger Agreement by the Company's shareholders, receipt of debt financing by Parent, the absence of certain legal impediments to the consummation of the Merger and the receipt of certain regulatory approvals. Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, which are subject to customary conditions. The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement, under certain specified circumstances, the Company will be required to reimburse Parent for its transaction expenses up to $12 million and/or pay a termination fee of $27 million (less the amount of expenses paid).

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

In connection with the proposed Merger, the Company will prepare a proxy statement for the shareholders of the Company to be filed with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement will be available free of charge at the SEC's website, www.sec.gov. Shareholders of the Company will also be able to obtain the proxy statement free of charge by request to ShopKo Stores, Inc., 700 Pilgrim Way, Green Bay, Wisconsin 54304, Attention: Investor Relations.


                                       2
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THE RIGHTS AGREEMENT

Immediately prior to the execution of the Merger Agreement, the Company amended the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 (the "Rights Agreement") between the Company and Wells Fargo Bank, N.A., as successor to Norwest Bank Minnesota, National Association, to provide that neither Parent, Acquisition Sub nor any of their affiliates or associates shall be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no Distribution Date (as defined in the Rights Agreement) shall occur, in each case, as a result of the execution and delivery of the Merger Agreement, the public announcement of such execution and delivery, the performance of the Merger Agreement or the consummation of the Merger or the other transactions contemplated by the Merger Agreement and that the Rights (as defined in the Rights Agreement) will expire immediately prior to the Effective Time (as defined in the Merger Agreement).

The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to Rights Agreement which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference.


ITEM 8.01. OTHER EVENTS

On April 8, 2005, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto. The Company's current Chairman of the Board, Jack Eugster has resigned his position as Chairman of the Board of Directors and his Board committee positions, effective immediately. John Turner and Steve Watson, both members of the Company's Board of Directors, have been named as Co-Chairmen of the Board. Mr. Eugster will remain on the Board of Directors of the Company while the transaction is pending. The Company's current President and Chief Executive Officer, Sam Duncan, has indicated that he will not remain with the Company following the transaction; however, other members of the Company's senior management team are expected to remain in place and may invest in the Company. Mr. Eugster will have an ongoing equity investment in the Company as part of the financing, and, after the Merger becomes effective, Mr. Eugster is expected to serve as Chairman of the Board as well as acting Chief Executive Officer until a new President and Chief Executive Officer is named.


ITEM 9.01. EXHIBITS

(c) Exhibits

    EXHIBIT NO.   EXHIBIT DESCRIPTION
    -----------   -------------------
         2.1      Agreement and Plan of Merger, dated as of April 7, 2005, by and among ShopKo Stores, Inc., Badger Retail Holding, Inc. and
                  Badger Acquisition Corp.

        10.1      Second Amendment to Rights Agreement, dated as of April 7,
                  2005, to the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 between ShopKo Stores, Inc. and
                  Wells Fargo Bank, N.A., as successor to Norwest Bank
                  Minnesota, National Association

        99.1      Press Release dated April 8, 2005


                                       3
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SHOPKO STORES, INC.
                                      (Registrant)


Date: April 8, 2005

                                      By: /s/ Peter G. Vandenhouten
                                          --------------------------------------
                                      Name: Peter G. Vandenhouten
                                      Title: Assistant General Counsel/Secretary


                                       4

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                                  EXHIBIT INDEX


    EXHIBIT NO.   EXHIBIT DESCRIPTION
    -----------   -------------------
         2.1      Agreement and Plan of Merger, dated as of April 7, 2005, by and among ShopKo Stores, Inc., Badger Retail Holding, Inc. and
                  Badger Acquisition Corp.

        10.1      Second Amendment to Rights Agreement, dated as of April 7,
                  2005, to the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 between ShopKo Stores, Inc. and
                  Wells Fargo Bank, N.A., as successor to Norwest Bank
                  Minnesota, National Association

        99.1      Press Release dated April 8, 2005

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